In Re:  Ardent, Inc. (consolidated)                         Chapter 11

        Debtor(s)    Ardent Communications, Inc. (ACI)  Case Number 01-2085
                     Ardent, Inc. (AI)                  Case Number 01-2086
                     Business Anywhere USA, Inc. (BA)   Case Number 01-2208
                     CAIS Software Solutions, Inc. (CSS)Case Number 01-2209

                          MONTHLY OPERATING REPORT
          Calendar Month August 1 to August 31, 2002 (ACI, AI, BA, CSS)

                       FINANCIAL BACKGROUND INFORMATION

1.     ACCOUNTING BASIS:   Cash _____          Accrual   __X___

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

    Gregory Boryan, Controller
    Ardent, Inc.
    6861 Elm Street, 2nd Floor
    McLean, VA  22101
    703-827-5383

3.     NUMBER OF EMPLOYEES paid during this period:  __6__

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the last reporting period?

       Yes    No  X     If yes, explain below.
          ---    ---

5.     Are all BUSINESS LICENSES current? Yes X   No      Not Applicable
                                             ---     ----                ---
6.     PRE-PETITION ACCOUNTS RECEIVABLE:

       Beginning Balance          $    0
       Collected this Period           0
       Non-cash Adjustments            0    NOTE:  Ending balance is net of
       Ending Balance             $    0           allowance for Non-
                                                   collectible accounts.

7.     POST-PETITION ACCOUNTS RECEIVABLE:

       0-30 Days: $ 402,380     31-60 Days:  $ 0      Over 60 Days: $ 452,743

       The Debtor ceased operations May 27, 2002. All accounts receivable are in the process of being turned over to a court approved third party collection agency. The over 60 days amount reported above is the estimated net collectable amount.

8.     POST-PETITION ACCOUNTS PAYABLE:

       0-30 Days: $ 1,881,715    31-60 Days:  $ 578,620   Over 60 Days: $6,798

       If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies. See attached schedule.

9.     TAXES.  Are all taxes being paid to the proper taxing authorities when
       due?  Yes  X   No    .  On the attached IRS Form 6123 report all tax
                -----   ----
       deposits made with any financial institution for federal employment taxes. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Attach to this report a completed Form 6123 for each deposit made during the
       reporting period.   All taxes are reported and remitted to the
       appropriate taxing authorities by our outside payroll service, Ceredian
       Pay America.   Also attach copies of the monthly sales tax report,
       payroll tax report and unemployment tax report with evidence of payment
       of both federal and state taxes.   Ceredian payroll tax reports
       attached.

10.    ESCROW ACCOUNTS. Are you utilizing your tax account only for deposits
       and payment of payroll and sales taxes?  Yes_   No ___.  If no,
       explain:  N/A


11.     Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly
        and are all current?  Yes X    No     Explain:
                                 ----    ----

12.     INSURANCE EXPIRATION STATEMENT.  Policy expiration dates are:

        Auto & Truck: N/A                Liability:  5/10/03
        Fire:  _______05/10/03______     Workers Comp.:__10/31/02_

13.     ACTIONS OF DEBTOR.  During the last month, did the debtor:

       (A) Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
           Yes     No X    Explain:
               ---   ---
__________________________________________________________
       (B) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the
           going-concern value of the assets of the debtor?  Yes X   No
                                                                ----    ----
           Explain:

14. TRANSFER OR SALE OF PROPERTY. Did the debtor or any person with control over any of the debtor's assets transfer, convey or abandon any of the debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

      Yes       No  X     Explain:
         -----    ------

15.  PAYMENTS TO SECURED CREDITORS during reporting period:
     (Attach additional sheets, if necessary.)

                   Freq. Of           Amount   Next     Post Petition Payments
                   Payments per       of each  Payment        Not Made
      Creditor     Contract (mo, qtr) Payment  Due       No.        Amount
      ------------------------------------------------------------------------
        None

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc., during reporting period:
        (Attach additional sheets, if necessary.)

        Professional               Service          Amount
        ---------------------------------------------------
        Arnold & Porter            Legal          75,114.00





17.     QUARTERLY U.S. TRUSTEE FEES paid during reporting period:   None


18. VERIFICATION: I declare under penalty of perjury that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated:  November 15, 2002                     DEBTORS-IN-POSSESSION



Name/Title: Ulysses Auger, CEO           By:  Ardent Communications, Inc.
Address:    6861 Elm Street, Suite 2E         and subsidiaries
            McLean, VA  22101
Phone: 703-827-5380

Detail to Question 8 (Schedule AP)

Post-Petition Accounts Payable over 30 Days (at 8/31/02):

                       31-60      Over 60

American Express                   3,659      Disputed charges
Ceridan PayAmerica     1,222                  Past due balance has been paid
Coverall                           3,139      Disputed charges
Swidler Berlin
  Shereff Friedman   574,746                  Past due balance has been paid
SNET                   2,652                  Past due balance has been paid


Various, under $1,000

TOTAL                578,620       6,798

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                        Monthly Operating Report
                             Income Statement
                       (Business Debtor, Accrual Basis)
       Calendar Month August 1, 2002 to August 31, 2002 (ACI, AI, BA, CSS)
         Year to Date January 1, 2002 to August 31, 2002 (ACI, AI, BA, CSS)
               (all figures refer to post-petition transactions)


                                                Current Month   Year to Date
                                                -------------   ------------

(A) Total Sales/Income            (A)                   -         3,810,650

(B) Total Cost of Sales           (B)                   (72)      3,452,985
                                                -------------   -------------
(C) Gross Profit                  (C=A-B)                72         357,665
                                                -------------   -------------
Operating Expenses

Officer Salaries (Gross)                             12,500         532,491
Other Employee Salaries (Gross)                     118,151       1,350,178
Taxes (Payroll: Employer's Share)                     6,873         127,351
Employee Benefits (Insurance, Pension                24,499         304,780
    Plan, etc. Employer's Share)

Advertising                                               -           1,263
Bad Debts                                           (35,000)        743,871
Depreciation and Amortization                        28,673       1,444,803
Insurance (Other)                                    10,985         398,528
Outside Services & Contractors                           90           3,890
Professional Fees (Attorney, Accountant)            649,124       2,176,788
Rent and leases                                      64,065         537,831
Repairs & Maintenace                                 (1,735)        702,891
Supplies                                                363          16,643
Taxes and Other                                     (68,203)        (52,502)
Telephone                                             2,390          23,886
Travel                                                   29         (91,200)
Utilities                                             1,943          31,806
U.S. Trustee Quarterly Fee                            3,583          28,666
Bank charges                                          3,282          43,986
                                                 ----------       ----------
(D) Total Operating Expenses     (D)                821,612       8,325,951
                                                 ----------       ----------

(E) Profit/(Loss)from operations (E=C-D)           (821,540)     (7,968,285)
                                                 ----------       ----------
Other Income (Expenses)

    Interest Income                                  10,753          49,847
    Interest Expense                                      -               -
    Other Income (Expense)                          621,488      (9,436,909)
Extraordinary Items
                                                -----------       ----------
(F) Total Other Income/Expense &
       Extraordinary Items       (F)               632,241        (9,436,909)
                                                ------------      ----------
(G) Income (Loss) Before Taxes   (G=E+F)           (189,299)     (17,405,195)

(H) Income Tax Expense           (H)                    -                -
                                                ------------     -----------
(I) Net Income (Loss)            (I=G-H)           (189,299)     (17,405,195)
                                                ============     ===========

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                         Monthly Operating Report
                Income Statement (Adjusted for Non-Recurring)

                       (Business Debtor, Accrual Basis)
        Calendar Month August 1, 2002 to February 28, 2002 (ACI, AI, BA, CSS)
               (All figures refer to post-petition transactions)


                                      Aug-02   (1)Non-recurring      Aug-02
                                     Actuals       Adjustments     Operations
                                  -------------   --------------- ------------

(A) Total Sales/Income  (A)                 -                              -

(B) Total Cost of Sales (B)               (72)                           (72)
                                 ---------------------------------------------
(C) Gross Profit        (C=A-B)            72               -             72
                                 ---------------------------------------------
Operating Expenses

Officer Salaries (Gross)              12,500                          12,500
Other Employee Salaries (Gross)      118,151          (83,868)        34,283
Taxes (Payroll: Employer's Share)      6,873                           6,873
Employee Benefits (Insurance,
 Pension Plan, etc. Employer's        24,499                          24,499
    Share)

Advertising                                -                               -
Bad Debts                            (35,000)                        (35,000)
Depreciation and Amortization         28,673                          28,673
Insurance (Other)                     10,985                          10,985
Outside Services & Contractors            90                              90
Professional Fees (Attorney,
                   Accountant)       649,124                         649,124
Rent and leases                       64,065                          64,065
Repairs & Maintenance                 (1,735)                         (1,735)
Supplies                                 363                             363
Taxes and Other                       68,203           51,260        (16,943)
Telephone                              2,390                           2,390
Travel                                    29                              29
Utilities                              1,943                           1,943
U.S. Trustee Quarterly Fee             3,583                           3,583
Bank charges                           3,282                           3,282
                                   -------------------------------------------
(D) Total Operating Expenses (D)     821,612          (32,608)       789,004
                                   -------------------------------------------
(E) Profit/(Loss)from
    operations (E=C-D)              (821,540)          32,608       (788,932)
                                   -------------------------------------------
Other Income (Expenses)

    Interest Income                   10,753                          10,753
    Interest Expense                       -                               -
    Other Income (Expense)           621,488         (550,000)        71,488

Extraordinary Items
                                  --------------------------------------------
(F) Total Other Income/Expense
      & Extraordinary Items   (F)    632,241         (550,000)        82,241
                                  --------------------------------------------
(G) Income (Loss) Before
       Taxes   (G=E+F)              (189,299)        (517,392)      (706,691)

(H) Income Tax Expense  (H)                 -             -             -
                                  --------------------------------------------
(I) Net Income (Loss) (I=G-H)       (189,299)        (517,392)      (706,691)
                                  ============================================


NON-RECURRING ADJUSTMENTS
FOR THE MONTH OF February 2002
                                                                                    Better
        Adjustment Type                Description                                  (Worse)
        ---------------                -----------                                ----------


Other Employee Salaries (Gross)   Retention bonuses                               $   (83,868)

Taxes and Other                   Refund of Delaware State franchise taxes        $    51,260

Other Income (Expenses)           Recognition of deferred gain on sale of IPORT
                                  software in December 2000                       $   550,000
                                                                                    ----------
                                                                                  $   517,392



IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                              Balance Sheet
                           As of August 31, 2002


CURRENT ASSETS
  Cash                                             2,479,768
  Pre-Petition Accounts Receivable                     -
  Post-Petition Accounts receivable                  855,123
  Other current assets                               191,617
                                                 ------------
      Total Current Assets                                        3,526,508

FIXED ASSETS
  Land
  Buildings
  Equipment, Furniture & Fixtures                   3,789,345
                                                 ------------
  Gross Fixed Assets                                3,789,345
     Less Accumulated Depreciation                   (807,122)
                                                 ------------
     Total Fixed Assets                                           2,982,223

OTHER ASSETS
  Other Long-Term Assets                              682,008
                                                  -----------
      Total Other Assets                                             682,008
                                                                 -----------
TOTAL ASSETS                                                       7,190 739
                                                                 ===========

POST-PETITION LIABILITIES:
  Accounts Payable                                  2,467,133
  Accrued Salaries and Benefits                       350,264
  Other liabilities
                                                   -----------
       Total Post-Petition Liabilities                             2,817,397

PRE-PETITION LIABILITIES:
  Priority Claims
  Secured Debts                                    17,056,411
  Unsecured Debts                                  93,427,856
  Accrued Dividends on Preferred Stock              2,928,865
                                                  -----------
       Total Pre-Petition Liabilities                            113,413,132

OTHER LIABILITIES
  Other Accrued Liabilities                         1,741,054
                                                  -----------
                 Total Other Liabilities                           1,741,054

OWNERS' EQUITY (Deficit):
        Preferred Stock                           188,076,592
        Treasury Stock                            (17,073,421)
        Common Stock                                  242,698
        Stock Warrants                             63,375,977
        Paid in Capital                           223,307,675
        Retained Earnings (Deficit)
          Pre-Petition                           (490,041,901)
          Post-Petition                           (78,668,465)
          Total Owners' Equity (Deficit)                        (110,780,845)
                                                                 ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         7,190,739
                                                                 ============

NOTE: All equity received by Ardent Communications, Inc. (parent) was transferred to the subsidiaries to fund operating losses and capital expenditures.

PAGE>
IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209

                          CASH RECONCILIATION REPORT
                       (Business Debtor, Accrual Basis)
       Current Month August 1, 2002 to August 31, 2002 (ACT, AI, BA, CSS)
      Year to Date August 1, 2002, 2002 to August 31, 2002 (ACI, AI, BA, CSS)
               (All figures refer to post-petition transactions)

                                                Current           YTD
                                                 Month           Totals
                                                -------          ------

(A)  Beginning Cash Balance     (A)             409,592        3,066,969

(B)  Net Income (Loss)          (B)            (189,299)     (17,405,195)

Add Expenses (Income) Not Affecting Cash:
     Depreciation                                28,673        1,444,803
     Bad Debt Expense                           (35,000)         743,871
                                             ----------        ---------
(C)  Sub-Total                  (C)              (6,327)       2,188,674
                                             ----------        ---------
(D)  Cash from Operations       (D=B+C)        (195,626)     (15,216,521)
                                             ----------        ---------

Other Sources (Uses) of Cash:

Sources (Uses)
--------------
Decrease (Incr)- Restricted Cash
                 (Held in Escrow)             2,800,000                -
Decrease (Incr)- Accounts Receivable            173,323          728,989
Decrease (Incr)- Other Current Assets            (9,079)         722,271
Decrease (Incr)- Other Long-Term Assets               -          490,676
Decrease (Incr)- Equipment, Furniture &
                 Fixtures                             0       13,219,730
Increase (Decr)- Post-Petition Liabilities      289,440        1,940,758
Increase (Decr)- Pre-Petition and
                 Other Accrued Liabilities     (987,881)      (2,473,105)
(Less) Unrecorded bank service charges              -                -
                                              ---------       ----------
(E)  Total Other Sources (Uses) of Cash (E)   2,265,803       14,629,320
                                              ---------       ----------
(F)  Ending Cash Balance          (F=A+D+E)   2,479,768        2,479,768
                                              =========        =========
(G)  Balance per Bank Statement   (G)         2,609,050
(H)     Less Outstanding Checks   (H)           129,281
(I)     Add Deposits in Transit   (I)               -
                                              ---------
(J)     Reconciled Bank Balance   (J=(G-H)+I) 2,479,768
                                              =========

Ending Cash Balance (F) and Reconciled Bank Balance (J) should equal.


Beginning Cash Checkbook Balance                409,592        3,066,969

Inflows                                       3,130,493       10,255,171

Release of PSI Escrow Funds                           -          235,639

Outflows                                     (1,060,317)     (11,078,011)
                                              ---------        ---------

Ending Cash Checkbook Balance                 2,479,768        2,479,768
                                              =========        =========

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085


                      CASH DISBURSEMENTS SUMMARY REPORT
              Calendar Month August 1, 2002 to August 31, 2002 (ACI)
               (All figures refer to post-petition transactions)


Total Disbursements from Operating Account              -
Total Disbursements from Payroll Account                -
Total Disbursements from Tax Escrow Account             -
Total Disbursements from any Other Account              -
                                                    ---------
Total Disbursements from all Accounts                   -
                                                    =========

NOTE:  Excludes intercompany transfers to/from subsidiaries.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent, Inc. (AI)                  Case No.: 01-2086

                      CASH DISBURSEMENTS SUMMARY REPORT
         Calendar Month August 1, 2002 to August 31, 2002 (AI)
          (All figures refer to post-petition transactions)


Total Disbursements from Operating Account            913,274
Total Disbursements from Payroll Account              147,043
Total Disbursements from Tax Escrow Account             -
Total Disbursements from any Other Account              -
                                                    ---------
Total Disbursements from all Accounts               1,060,317
                                                    =========

NOTE:  Excludes intercompany transfers to/from subsidiaries.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Business Anywhere USA, Inc. (BA)   Case No.: 01-2208


                      CASH DISBURSEMENTS SUMMARY REPORT
         Calendar Month August 1, 2002 to August 31, 2002 (BA)
           (All figures refer to post-petition transactions)


Total Disbursements from Operating Account              -
Total Disbursements from Payroll Account                -
Total Disbursements from Tax Escrow Account             -
Total Disbursements from any Other Account              -
                                                    ---------
Total Disbursements from all Accounts                   -
                                                    =========

NOTE:  Excludes intercompany transfers to/from subsidiaries.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)  CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                      CASH DISBURSEMENTS SUMMARY REPORT
         Calendar Month August 1, 2002 to August 31, 2002 (CSS)
         (All figures refer to post-petition transactions)


Total Disbursements from Operating Account              -
Total Disbursements from Payroll Account                -
Total Disbursements from Tax Escrow Account             -
Total Disbursements from any Other Account              -
                                                    ---------
Total Disbursements from all Accounts                   -
                                                    =========

NOTE:  Excludes intercompany transfers to/from subsidiaries.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                             ACCOUNTS RECEIVABLE
                            As of August 31, 2002
               (All figures refer to post-petition transactions)


   Creditor       Total     Date       Past Due     Past Due
                   Due    Incurred  (31-60 days) (Over 60 days)


TOTAL           $855,123  Various           -       452,743


NOTE: Details of Accounts Receivable available upon request.

IN RE:      Ardent, Inc. (consolidated)                  Chapter 11

            Debtor(s)    Ardent Communications, Inc. (ACI)  Case No.: 01-2085
                         Ardent, Inc. (AI)                  Case No.: 01-2086
                         Business Anywhere USA, Inc. (BA)   Case No.: 01-2208
                         CAIS Software Solutions,Inc. (CSS) Case No.: 01-2209


                             ACCOUNTS PAYABLE
                        As of August 31, 2002
               (All figures refer to post-petition transactions)


   Creditor       Total     Date       Past Due     Past Due
                   Due    Incurred  (31-60 days) (Over 60 days)


TOTAL          2,467,133   Various   578,620         6,798


NOTE: Details of Accounts Payable available upon request.